Product Inventory	12 Months Ended
Dec. 31, 2017
Inventories [Abstract]
Product Inventory
PRODUCT INVENTORY
Product inventory consists of the Company's Egypt entitlement crude oil barrels, which is valued at the lower of cost or net realizable value. Cost includes operating expenses and depletion associated with the unsold crude oil entitlement barrels and is determined on a concession by concession basis.
As at December 31, 2017, the Company held 776,754 barrels of entitlement oil in inventory valued at $14.77 per barrel (December 31, 2016 - 1,265,080 barrels valued at $15.49 per barrel). During 2017, product inventory of $8.1 million (2016 - $2.3 million capitalized) was recorded as an expense.